UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Annual Repor t

Legg Mason

Western Asset

Short Duration

Municipal Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Short Duration Municipal Income Fund

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individual investors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended October 31, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The second estimate for third quarter GDP growth was 2.0%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.3% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before falling to 9.0% in October.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next nine months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $162,500 in October 2011, down 4.7% from October 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period and ended October at 50.8.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in early November (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

IV	Legg Mason Western Asset Short Duration Municipal Income Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case. The Fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above) but may invest up to 20% of its assets in below investment grade bonds. The Fund may invest in securities of any maturity. However, the Fund normally maintains an effective durationii of three years or less. Instead of investing directly in particular securities, the Fund may use instruments, such as derivatives, that are intended to provide economic exposure to the securities or issuers. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. The spread sectors began the period on a weak note in November 2010, triggered by the European sovereign debt crisis. Most spread sectors then rallied through the end of April 2011 as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationiii Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors then rallied in October given hopes of progress in Europe and some better-than-expected economic data.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.34% and 2.63%, respectively. Yields declined in early November, but then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. When the period ended on October 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 2.17%.

2	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Fund overview (cont’d)

The municipal bond market also experienced periods of heightened volatility. The municipal market weakened during most of the first three months of the period as investor demand could not absorb a sharp increase in new issuance of Build America Bonds (“BABs”). This spike in new issuance occurred as the BAB program was expiring at the end of December 2010. Also pressuring the market were concerns regarding the financial health of some municipal bond issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. The municipal market then strengthened over the majority of the remainder of the reporting period, as tax revenues rose, new issuance declined, investor demand increased, defaults remained low and numerous states took actions to reduce spending and get their financial houses in order. All told, the Barclays Capital Municipal Bond Indexiv returned 3.78% for the twelve months ended October 31, 2011. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexv, returned 5.00%.

Q. How did we respond to these changing market conditions?

A. We actively managed the Fund’s cash and cash equivalent exposure during the reporting period given fluctuating inflows and outflows from shareholders. While we maintained an allocation to cash and cash equivalents for liquidity purposes, this exposure was reduced over the twelve-month reporting period.

Performance review

For the twelve months ended October 31, 2011, Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 1.90%. The Fund’s unmanaged benchmark, the Barclays Capital Three-Year Municipal Bond Indexvi, returned 1.95% for the same period. The Lipper Short Municipal Debt Funds Category Average1 returned 1.20% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of October 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Short Duration Municipal Income Fund:
Class A	1.73%	1.90%
Class C	1.55%	1.53%
Class I	1.79%	2.04%
Barclays Capital Three-Year Municipal Bond Index	1.47%	1.95%
Lipper Short Municipal Debt Funds Category Average[1]	1.09%	1.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 90 funds for the six-month period and among the 86 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	3

The 30-Day SEC Yields for the period ended October 31, 2011 for Class A, Class C and Class I shares were 0.89%, 0.54% and 1.00%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.67%, 1.02% and 0.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our sector positioning. Our underweight to Pre-refundedvii securities enhanced results. These short-term, high-quality securities underperformed the benchmark given investors’ preference for longer-term, lower-quality securities that offered higher yields. Elsewhere, overweights to the Industrial Revenue and Health Care sectors were positive for results given their outperformance versus the benchmark.

Overall, our yield curveviii positioning was a positive for performance. We maintained an overweight exposure to the five-year portion of the curve, which was beneficial as it outperformed the benchmark.

The Fund’s positioning from a quality perspective was rewarded as well. Our overweights to A-rated and BBB-rated securities contributed to performance, especially during the second half of the period when investor sentiment for the municipal market improved and demand for lower-rated, higher-yielding securities increased. Also benefiting the Fund’s relative performance was its underweight exposure to AAA-rated and AA-rated municipal bonds. We felt that these high-quality securities were richly valued and the underweight position was rewarded given that they lagged their lower-rated counterparts during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our duration positioning. The Fund maintained a shorter duration than that of the benchmark given our need to maintain adequate liquidity. We also felt this was warranted to manage the Fund’s interest rate risk on the front end of the yield curve, based on our expectation that short-term rates would move higher prior to longer-term rates increasing. However, the Fund’s short duration was not beneficial as rates moved lower during the reporting period.

Having an underweight to the three-year portion of the yield curve was a slight detractor as it outperformed the benchmark. An underweight to State General Obligation bonds modestly detracted from performance as well.

Thank you for your investment in Legg Mason Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 15, 2011

4	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Fund overview (cont’d)

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total Investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the six months ended October 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.73%	$1,000.00	$1,017.30	0.65%	$3.31	Class A	5.00%	$1,000.00	$1,021.93	0.65%	$3.31
Class C	1.55	1,000.00	1,015.50	1.02	5.18	Class C	5.00	1,000.00	1,020.06	1.02	5.19
Class I	1.79	1,000.00	1,017.90	0.54	2.75	Class I	5.00	1,000.00	1,022.48	0.54	2.75

[1]	For the six months ended October 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 10/31/11	1.90%	1.53%	2.04%
Five Years Ended 10/31/11	3.46	3.09	3.61
Inception* through 10/31/11	2.73	2.36	2.93

With sale charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/11	-0.41%	1.53%	2.04%
Five Years Ended 10/31/11	3.01	3.09	3.61
Inception* through 10/31/11	2.45	2.36	2.93

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/17/03 through 10/31/11)	26.14%
Class C (Inception date of 3/18/03 through 10/31/11)	22.32
Class I (Inception date of 11/14/03 through 10/31/11)	25.84

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are March 17, 2003, March 18, 2003 and November 14, 2003, respectively.

8	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Western Asset Short Duration Municipal Income Fund vs. Barclays Capital Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — March 17, 2003 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund at inception on March 17, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through October 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclay Capital Three-Year Municipal Bond Index. The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC Three-Year	— Barclays Capital Three-Year Municipal Bond Index
LMWA Short Duration	— Legg Mason Western Asset Short Duration Municipal Income Fund

10	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

BC Three-Year	— Barclays Capital Three-Year Municipal Bond Index
LMWA Short Duration	— Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	11

Schedule of investments

October 31, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 90.9%
Alabama — 0.5%
Alabama State Public School & College Authority	5.000%	5/1/14	$7,500,000	$8,268,600
East Alabama Health Care Authority, Health Care Facilities Revenue	5.000%	9/1/13	500,000	521,630	(a)
Total Alabama				8,790,230
Alaska — 0.9%
North Slope Boro, AK, GO	5.000%	6/30/12	1,500,000	1,546,125
North Slope Boro, AK, GO	5.000%	6/30/13	1,500,000	1,607,700
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/18	10,000,000	11,357,800
Total Alaska				14,511,625
Arizona — 1.4%
Arizona State, COP:
Department of Administration, AGM	5.000%	10/1/13	6,000,000	6,463,860
Department of Administration, AGM	5.000%	10/1/14	12,405,000	13,577,520
Phoenix, AZ, Civic Improvement Corp., Water System Revenue	5.000%	7/1/13	2,255,000	2,421,081
Total Arizona				22,462,461
California — 12.5%
California Health Facilities Financing Authority Revenue:
Adventist Health System	5.000%	3/1/12	1,720,000	1,741,053
Adventist Health System	5.000%	3/1/13	2,000,000	2,087,060
Providence Health & Services System	5.000%	10/1/12	1,000,000	1,039,350
Providence Health & Services System	5.250%	10/1/13	500,000	540,815
California Infrastructure & Economic Development Bank Revenue:
J. Paul Getty Trust	2.500%	4/1/13	5,000,000	5,146,150	(a)
Pacific Gas & Electric Co.	2.250%	4/2/12	3,500,000	3,523,100	(a)
California State:
Department of Water Resources, Power Supply Revenue	5.000%	5/1/15	7,000,000	7,905,100
Economic Recovery, GO	5.000%	7/1/14	10,000,000	11,086,800	(a)
California State Department of Water Resources, Power Supply Revenue	5.000%	5/1/15	9,250,000	10,205,155
California Statewide CDA Revenue:
FHA, Methodist Hospital Project	5.500%	8/1/13	2,450,000	2,623,338
FHA, Methodist Hospital Project	5.500%	2/1/14	2,000,000	2,160,620
Proposition 1A Receivables Program	5.000%	6/15/13	20,000,000	21,282,800

See Notes to Financial Statements.

12	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/15	$750,000	$823,185
Carson Ice Generation Project	5.000%	7/1/16	1,000,000	1,108,390
Contra Costa, CA, Water District Revenue	5.000%	10/1/15	14,115,000	16,193,151
Contra Costa, CA, Water District Revenue	4.000%	10/1/16	4,750,000	5,314,917
Contra Costa, CA, Water District Revenue	5.000%	10/1/16	9,000,000	10,495,170
El Dorado, CA, Irrigation District, COP	3.500%	8/1/15	1,085,000	1,149,460
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	5.000%	2/7/13	4,000,000	4,214,480	(a)
Port of Oakland, CA	5.000%	5/1/16	2,500,000	2,719,725	(b)
Port of Oakland, CA	5.000%	5/1/17	2,250,000	2,457,315	(b)
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/12	600,000	617,064
Procter & Gamble Project	5.000%	7/1/13	800,000	851,752
Procter & Gamble Project	5.000%	7/1/14	650,000	706,986
Procter & Gamble Project	5.000%	7/1/15	875,000	971,784
Procter & Gamble Project	5.000%	7/1/16	1,000,000	1,122,430
Sacramento, CA, USD, COP, AGM	3.140%	3/1/14	8,500,000	8,497,960	(a)
San Bernardino County, CA, COP, Arrowhead Project	5.000%	8/1/14	5,000,000	5,334,850
San Bernardino County, CA, Transportation Authority, Sales Tax Revenue	4.000%	5/1/12	7,000,000	7,128,590
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/13	4,220,000	4,496,241
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/14	2,000,000	2,201,740
San Francisco, CA, City & County Airports Commission, International Airport Revenue	2.250%	12/4/12	16,500,000	16,776,210	(a)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/15	4,300,000	4,773,258
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/12	6,285,000	6,509,940
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/13	6,005,000	6,407,935
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/14	5,000,000	5,470,900
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	4,890,000	5,618,806

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	13

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
William S. Hart, CA, Union High School District, GO:
BAN	4.000%	12/1/11	$3,000,000	$3,007,950
BAN	5.000%	12/1/11	7,000,000	7,024,010
Total California				201,335,540
Colorado — 2.0%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	11/8/12	3,250,000	3,395,015	(a)
Catholic Health Initiatives	5.000%	11/12/13	7,000,000	7,584,920	(a)
Catholic Health Initiatives	5.250%	11/12/13	1,750,000	1,904,997	(a)
Catholic Health Initiatives	5.250%	11/12/13	250,000	274,163	(a)(c)
Catholic Health Initiatives	5.000%	11/11/14	5,000,000	5,526,100	(a)
Evangelical Lutheran Good Samaritan Society	5.000%	12/1/14	10,000,000	10,736,000	(a)
Denver, CO, City & County, Excise Tax Revenue, AGM	5.000%	9/1/12	2,500,000	2,587,925
Total Colorado				32,009,120
Connecticut — 2.9%
Connecticut State Development Authority, PCR, Connecticut Light & Power Co. Project	1.250%	9/3/13	30,000,000	29,956,500	(a)
Connecticut State, HEFA Revenue:
Ascension Health Credit	3.500%	2/1/12	2,690,000	2,708,480	(a)
Yale University	4.000%	2/7/13	8,400,000	8,772,792	(a)
Connecticut State, Resources Recovery Authority Revenue:
Covanta Southeastern Connecticut Co.	4.000%	11/15/13	1,235,000	1,298,121	(b)
Covanta Southeastern Connecticut Co.	4.000%	11/15/14	1,755,000	1,876,534	(b)
Covanta Southeastern Connecticut Co.	4.000%	11/15/15	2,635,000	2,849,910	(b)
Total Connecticut				47,462,337
District of Columbia — 1.4%
District of Columbia Income Tax Secured Revenue	5.000%	12/1/12	21,295,000	22,354,426
Florida — 8.0%
Citizens Property Insurance Corp., FL:
Coastal	5.000%	6/1/15	10,000,000	10,768,500
Senior Secured High Risk Notes	5.000%	6/1/12	10,000,000	10,257,500
Senior Secured High Risk Notes	5.000%	6/1/13	25,000,000	26,379,250
Florida State Board of Education, Lottery Revenue	5.000%	7/1/15	20,380,000	22,934,633
Florida State Municipal Power Agency Revenue, All Requirements Power	5.000%	10/1/13	3,850,000	4,096,862
Florida Water Pollution Control Financing Corp. Revenue	3.000%	1/15/12	2,630,000	2,644,597
JEA, FL, Electric System Revenue	5.000%	10/1/14	5,000,000	5,490,350

See Notes to Financial Statements.

14	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, Expressway Authority Toll System Revenue:
Assured Guaranty	2.000%	7/1/12	$2,345,000	$2,361,016
Assured Guaranty	2.000%	7/1/13	4,135,000	4,179,658
Assured Guaranty	3.000%	7/1/14	5,315,000	5,495,338
Assured Guaranty	3.000%	7/1/15	2,120,000	2,194,454
Miami-Dade County, FL, Special Obligation:
Capital Asset Acquisition	4.000%	4/1/13	1,190,000	1,240,063
Capital Asset Acquisition, AGM	4.000%	4/1/14	1,205,000	1,276,649
Capital Asset Acquisition, AGM	4.000%	4/1/15	1,225,000	1,304,123
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/15	15,235,000	17,074,169
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/12	1,465,000	1,516,099
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/13	1,370,000	1,453,310
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/14	1,990,000	2,143,330
Volusia County, FL, School Board, Sales Tax Revenue, AGM	5.500%	10/1/12	5,465,000	5,646,821
Total Florida				128,456,722
Georgia — 0.6%
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/11	2,500,000	2,500,000
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/12	3,365,000	3,476,550
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/12	2,300,000	2,383,007
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/13	1,400,000	1,466,766
Total Georgia				9,826,323
Illinois — 5.1%
Chicago, IL, Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/15	2,155,000	2,396,188
Illinois EFA Revenues, University of Chicago	3.375%	2/3/14	8,000,000	8,400,480	(a)
Illinois Finance Authority Revenue, Northwestern Memorial Hospital	5.000%	8/15/13	3,250,000	3,468,400
Illinois Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke Co.	2.625%	8/1/15	6,000,000	6,117,120	(a)
Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Gtd. Solid Waste Disposal Revenue, Prairie Power Inc.	3.000%	5/6/14	12,000,000	12,396,120	(a)
Illinois State, GO	5.000%	1/1/15	45,000,000	49,317,300
Total Illinois				82,095,608
Indiana — 4.2%
Indiana Finance Authority Water Utility Revenue, Citizens Energy	3.000%	10/1/14	4,000,000	4,129,760

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	15

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	3.000%	10/1/16	$10,340,000	$10,669,329
Indiana Health Facility Financing Authority Revenue	5.000%	8/1/13	5,330,000	5,727,618	(a)
Indiana Health Facility Financing Authority Revenue:
Ascencion Health	5.000%	7/28/16	4,000,000	4,510,600	(a)
Ascension Health	4.000%	6/1/16	21,000,000	22,886,010	(a)(d)
Jasper County, IN, PCR, Northern Indiana Public Service, NATL	5.200%	6/1/13	1,000,000	1,051,840
Richmond, IN, Hospital Authority Revenue:
Reid Hospital & Health Care Services Inc. Project	3.250%	1/1/12	1,000,000	1,002,670
Reid Hospital & Health Care Services Inc. Project	4.000%	1/1/13	1,000,000	1,021,780
Reid Hospital & Health Care Services Inc. Project	4.250%	1/1/14	1,255,000	1,299,553
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	2.800%	6/2/14	15,260,000	15,768,005	(a)
Total Indiana				68,067,165
Iowa — 0.3%
Iowa Finance Authority Health Facilities Revenue, Central Iowa Health System	5.000%	8/15/12	5,500,000	5,693,765	(a)
Kansas — 0.3%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	4,000,000	4,180,480	(a)
Kentucky — 0.4%
Kentucky State Property & Building Commission, EDR	5.000%	5/1/14	2,035,000	2,225,537
Kentucky State Property & Building Commission Revenue, AGM	5.250%	10/1/15	3,800,000	4,336,180
Total Kentucky				6,561,717
Louisiana — 0.3%
Louisiana Local Government Environmental Facilities & CDA:
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/13	1,750,000	1,823,325
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/14	1,500,000	1,579,185
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	3.500%	6/1/13	730,000	754,762
Total Louisiana				4,157,272
Massachusetts — 1.1%
Lawrence, MA, GO, BAN	1.500%	9/1/12	1,700,000	1,704,454
Massachusetts State HEFA Revenue, Northeastern University	4.000%	10/1/12	1,000,000	1,030,380
Massachusetts State Port Authority Revenue	5.000%	7/1/12	2,250,000	2,311,852	(b)

See Notes to Financial Statements.

16	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Massachusetts State Port Authority Revenue	5.000%	7/1/13	$2,500,000	$2,655,325	(b)
Massachusetts State Port Authority Revenue	5.000%	7/1/14	5,000,000	5,374,600	(b)
Massachusetts State Port Authority Revenue	5.000%	7/1/15	4,010,000	4,368,775	(b)
Total Massachusetts				17,445,386
Michigan — 6.0%
Michigan Finance Authority Revenue, Detroit School District	5.000%	6/1/16	23,000,000	24,307,320
Michigan State Building Authority Revenue:
Facilities Program	3.000%	10/15/12	2,225,000	2,275,085
Facilities Program	3.000%	10/15/13	2,430,000	2,503,580
Facilities Program	4.000%	10/15/14	2,915,000	3,116,660
Facilities Program	4.000%	10/15/15	2,030,000	2,184,239
Michigan State Housing Development Authority	3.200%	12/1/11	4,500,000	4,503,060
Michigan State Housing Development Authority	3.500%	6/1/12	8,225,000	8,271,800
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co.	5.250%	8/1/14	11,000,000	12,208,460	(a)
Michigan State Trunk Line, FGIC	5.000%	11/1/11	2,260,000	2,260,000
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/14	2,810,000	3,003,019	(b)
Detroit Metropolitan Airport	5.000%	12/1/15	27,680,000	29,822,432	(b)
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/13	1,000,000	1,039,390
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/14	2,100,000	2,214,870
Total Michigan				97,709,915
Minnesota — 0.7%
Minnesota Agricultural & Economic Development Board Revenue:
Essentia Health Care	4.000%	2/15/14	3,460,000	3,651,788
Essentia Health Care	5.000%	2/15/15	1,340,000	1,469,779
Northern Municipal Power Agency, MN, Electric System Revenue	5.000%	1/1/13	6,000,000	6,259,860
Total Minnesota				11,381,427
Missouri — 0.1%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.000%	8/1/13	500,000	525,400
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	700,000	725,522	(a)(b)
Total Missouri				1,250,922

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	17

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 0.4%
Clark County, NV, Refunding Bond Bank, GO, AMBAC	5.000%	11/1/13	$1,400,000	$1,526,336	(e)
Clark County, NV, Airport Revenue	5.000%	7/1/12	4,500,000	4,628,880
Total Nevada				6,155,216
New Jersey — 4.1%
Gloucester County, NJ, Improvement Authority, Solid Waste Resource Recovery Revenue, Waste Management Inc. Project	2.625%	12/3/12	5,250,000	5,322,292	(a)
Hudson County, NJ, Improvement Authority Revenue, County-GTD Pooled Notes	2.000%	8/17/12	4,500,000	4,545,765
New Jersey EDA Revenue:
School Facilities	4.000%	9/1/14	4,000,000	4,278,080
School Facilities	5.000%	9/1/15	3,000,000	3,337,020
School Facilities	5.000%	9/1/16	4,605,000	5,174,408
School Facilities Construction	5.000%	12/15/13	2,000,000	2,157,900
School Facilities Construction	5.000%	12/15/14	2,000,000	2,212,340
New Jersey EDA, Exempt Facilities Revenue, Public Service Electric & Gas Project	1.200%	12/1/11	10,000,000	10,005,000	(a)(b)
New Jersey Health Care Facilities Financing Authority Revenue:
Catholic Health East	5.000%	11/15/13	2,325,000	2,492,679
Catholic Health East	5.000%	11/15/14	4,710,000	5,145,675
New Jersey State EFA Revenue, University of Medicine & Dentistry of New Jersey	6.000%	12/1/14	5,000,000	5,606,750
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/13	4,725,000	5,026,928
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/15	4,500,000	4,955,535
New Jersey State Transportation Trust Fund Authority, Transportation Systems, FGIC	5.250%	12/15/13	5,000,000	5,420,800
Total New Jersey				65,681,172
New Mexico — 0.5%
Albuquerque, NM, Airport Revenue	5.000%	7/1/12	1,665,000	1,711,787
Farmington, NM, PCR, Arizona Public Service Co.	2.875%	10/10/13	4,000,000	4,082,200	(a)(b)
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	5.000%	8/1/12	2,000,000	2,060,980
Total New Mexico				7,854,967
New York — 11.8%
Babylon, NY, Industrial Development Agency Resource Recovery Revenue:
Covanta Babylon Inc.	5.000%	1/1/14	2,500,000	2,643,075
Covanta Babylon Inc.	5.000%	1/1/15	4,295,000	4,594,920

See Notes to Financial Statements.

18	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
MTA, NY, Revenue	5.000%	11/15/13	$5,000,000	$5,383,650	(a)
New York City, NY, HDC, MFH Revenue	3.000%	11/1/12	6,000,000	6,029,940
New York City, NY, Health & Hospital Corp. Revenue, Health System	5.000%	2/15/15	4,000,000	4,410,240
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	11/1/13	4,000,000	4,355,080
Future Tax Secured	5.000%	11/1/14	20,935,000	23,452,015
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/13	2,470,000	2,608,024	(e)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/14	3,000,000	3,238,560
New York City, NY, Trust for Cultural Resources Revenue:
Juilliard School	2.750%	7/1/12	3,550,000	3,607,403	(a)
Juilliard School	2.100%	7/1/15	4,000,000	4,073,680	(a)
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc. Project	1.450%	11/1/12	18,000,000	18,051,480	(a)(b)
New York State Energy Research & Development Authority, PCR, New York State Electric & Gas Corp.	2.125%	3/15/15	14,000,000	13,818,000
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project of New Jersey	2.500%	1/2/13	4,000,000	4,044,080	(a)
New York State Thruway Authority Service Contract Revenue, Local Highway & Bridge	5.000%	4/1/15	33,000,000	36,802,920
New York, NY, GO	5.000%	9/1/12	2,500,000	2,597,050
Triborough Bridge & Tunnel Authority, NY, Revenue	4.000%	11/15/12	27,500,000	28,522,725	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/14	20,000,000	22,049,200	(a)
Total New York				190,282,042
North Dakota — 0.2%
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	3.500%	7/1/15	3,000,000	3,049,470	(a)(b)
Ohio — 2.5%
Montgomery County, OH, Revenue, Miami Valley Hospital	5.250%	11/15/14	2,650,000	2,912,085	(a)
Ohio State Air Quality Development Authority Revenue:
Columbus Southern Power Co.	3.875%	6/1/14	5,000,000	5,218,950	(a)
Pollution Control, FirstEnergy Nuclear Generation Corp.	3.750%	12/1/14	20,995,000	21,811,705	(a)
Ohio State Higher Educational Facility Commission Revenue, Oberlin College	5.000%	10/1/14	3,000,000	3,341,580
Ohio State University, General Receipts	5.000%	12/1/14	7,000,000	7,853,300
Total Ohio				41,137,620

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	19

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — 1.0%
Clackamas County, OR, Hospital Facility Authority Revenue:
Legacy Health System	5.000%	7/15/12	$7,000,000	$7,173,810	(a)
Legacy Health System	5.000%	7/15/14	5,000,000	5,378,500	(a)
Oregon State Department of Administrative Services, Lottery Revenue	5.000%	4/1/14	2,000,000	2,203,220
Oregon State Facilities Authority Revenue:
Legacy Health System	5.000%	3/15/13	1,000,000	1,050,360
Legacy Health System	5.000%	3/15/14	750,000	806,250
Total Oregon				16,612,140
Pennsylvania — 5.9%
Allegheny County, PA, Hospital Development Authority Revenue, University Pittsburgh Medical Center	5.000%	5/15/15	8,250,000	9,161,790
Beaver County, PA, IDA, PCR:
FirstEnergy Nuclear Generation Corp.	3.000%	4/2/12	5,000,000	5,021,050	(a)
FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	10,000,000	10,163,600	(a)
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue:
Abington Memorial Hospital	5.000%	6/1/13	2,000,000	2,111,620
Abington Memorial Hospital	5.000%	6/1/14	2,670,000	2,874,415
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
Exelon Generation Co. LLC	5.000%	6/1/12	2,000,000	2,046,660	(a)
PPL Energy Supply LLC	3.000%	9/1/15	25,250,000	25,930,993	(a)
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding Program	5.000%	6/15/13	10,000,000	10,711,800
Philadelphia, PA, School District, GO	5.000%	9/1/14	10,000,000	10,855,100
Pittsburgh, PA, Water & Sewer Authority System Revenue, Assured Guaranty	2.625%	9/1/12	4,750,000	4,782,015	(a)
St. Mary Hospital Authority, PA, Health System Revenue:
Catholic Health East	5.000%	11/15/13	3,100,000	3,316,473
Catholic Health East	4.000%	11/15/14	4,330,000	4,603,353
University of Pittsburgh, PA, Commonwealth System of Higher Education, University Capital Project	5.500%	9/15/13	2,800,000	3,016,132	(a)
Total Pennsylvania				94,595,001
South Carolina — 1.3%
Piedmont Municipal Power Agency, SC, Electric Revenue	5.000%	1/1/15	2,000,000	2,195,760

See Notes to Financial Statements.

20	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
South Carolina — continued
South Carolina State Public Service Authority Revenue:
Santee Cooper Project	5.000%	12/1/16	$8,000,000	$9,381,040
Santee Cooper Project	5.000%	12/1/17	8,000,000	9,472,560
Total South Carolina				21,049,360
Tennessee — 2.7%
Lewisburg, TN, IDB, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.500%	7/1/12	4,250,000	4,287,102
Memphis, TN, Electric Systems Revenue	5.000%	12/1/15	25,000,000	28,683,250
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/15	6,000,000	6,293,160
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/16	5,000,000	5,111,450
Total Tennessee				44,374,962
Texas — 7.2%
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/12	2,000,000	2,066,300
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/13	4,000,000	4,321,800
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/14	3,500,000	3,780,945
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/14	2,500,000	2,773,925
Dallas-Fort Worth, TX, International Airport Revenue, NATL	4.750%	11/1/13	820,000	822,198	(b)
Gulf Coast Waste Disposal Authority, TX, Environmental Facilities Revenue, BP Products North America Project	2.300%	9/3/13	25,550,000	26,020,631	(a)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital System	5.000%	6/1/12	5,000,000	5,133,450	(a)
Methodist Hospital System	5.000%	6/1/13	5,000,000	5,293,600	(a)
Methodist Hospital System	5.250%	12/1/13	500,000	539,815
Houston, TX, Airport System Revenue	5.000%	7/1/16	8,715,000	9,523,142	(b)
Houston, TX, Airport System Revenue	5.000%	7/1/17	10,000,000	10,990,100	(b)
Lower Colorado, TX, River Authority Revenue	5.000%	5/15/14	10,000,000	10,995,500
North Texas Tollway Authority Revenue	5.000%	1/1/13	1,000,000	1,046,760	(a)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	10,000,000	10,650,200
Texas State Public Finance Authority Revenue, Unemployment Compensation	5.000%	7/1/16	20,000,000	22,882,800
Total Texas				116,841,166
U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority Revenue:
Senior Lien	5.000%	10/1/13	3,250,000	3,423,095
Senior Lien	5.000%	10/1/14	3,000,000	3,217,980

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	21

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Virgin Islands — continued
Subordinated Lien	5.000%	10/1/13	$3,765,000	$3,954,643
Subordinated Lien	5.000%	10/1/14	3,250,000	3,455,985
Total U.S. Virgin Islands				14,051,703
Utah — 0.6%
Utah State, GO	4.000%	7/1/13	10,000,000	10,595,400
Virginia — 1.9%
Virginia State Public School Authority, School Financing	5.000%	8/1/14	15,000,000	16,728,300
Wise County, VA, IDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric & Power Co.	2.375%	11/1/15	10,000,000	10,101,000	(a)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	4.050%	5/1/14	3,500,000	3,691,240	(a)
Total Virginia				30,520,540
Washington — 0.6%
Chelan County, WA, Public Utility, District No. 1, Consolidated Revenue	5.250%	7/1/14	6,000,000	6,532,080	(b)
Washington State Health Care Facilities Authority Revenue:
PeaceHealth	5.000%	11/1/13	1,000,000	1,073,430
PeaceHealth	5.000%	11/1/14	1,550,000	1,699,187
Total Washington				9,304,697
Wisconsin — 0.6%
Milwaukee County, WI, Airport Revenue	5.000%	12/1/12	1,000,000	1,036,280	(b)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/14	805,000	876,476	(b)
Wisconsin HEFA, Health Care Facilities Revenue:
Luther Hospital	5.000%	11/15/12	1,750,000	1,827,718
Luther Hospital	4.000%	11/15/13	1,075,000	1,140,199
Wisconsin State Petroleum Inspection Fee Revenue	5.000%	7/1/14	3,750,000	4,131,412
Total Wisconsin				9,012,085
Total Investments before Short-Term Investments (Cost — $1,435,983,555)				1,466,869,982
Short-Term Investments — 8.8%
California — 1.7%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Acacia Creek at Union Project, SPA-Bank of America N.A.	0.260%	7/1/38	21,100,000	21,100,000	(f)(g)
California Health Facilities Financing Authority Revenue, Adventist Health System West, LOC-U.S. Bank N.A.	0.110%	9/1/38	300,000	300,000	(f)(g)

See Notes to Financial Statements.

22	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California Infrastructure & Economic Development Bank Revenue:
Los Angeles County Museum of Natural History Foundation, LOC-Wells Fargo Bank N.A.	0.100%	9/1/37	$900,000	$900,000	(f)(g)
Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.080%	12/1/16	100,000	100,000	(f)(g)
California PCFA, PCR, Pacific Gas & Electric, LOC-Bank One N.A.	0.100%	11/1/26	100,000	100,000	(f)(g)
California Statewide CDA Revenue, Painted Turtle Gang Camp Foundation, LOC-Wells Fargo Bank N.A.	0.080%	4/1/33	4,600,000	4,600,000	(f)(g)
Total California				27,100,000
Illinois — 1.1%
Chicago, IL, GO, SPA-Banco Bilbao Vizcaya	0.360%	1/1/42	4,500,000	4,500,000	(f)(g)
Illinois Development Finance Authority Revenue, Evanston Northwestern, SPA-JPMorgan Chase	0.110%	5/1/31	10,935,000	10,935,000	(f)(g)
Illinois Finance Authority Revenue, University of Chicago Medical Center, LOC-Bank of America N.A.	0.110%	8/1/43	1,900,000	1,900,000	(f)(g)
Total Illinois				17,335,000
Missouri — 0.0%
Missouri State HEFA, Educational Facilities Revenue, St. Louis University, LOC-Bank of America N.A.	0.130%	10/1/35	120,000	120,000	(f)(g)
New York — 3.8%
Nassau County, NY, IDA, Civic Facility Revenue, Cold Spring Harbour Laboratory, SPA-JPMorgan Chase	0.120%	1/1/42	500,000	500,000	(f)(g)
New York City, NY, GO:
LOC-Dexia Credit Local	0.550%	1/1/36	4,415,000	4,415,000	(f)(g)
LOC-Landesbank Hessen-Thuringen	0.270%	8/1/24	2,100,000	2,100,000	(f)(g)
SPA-Wells Fargo Bank N.A.	0.090%	4/1/32	2,600,000	2,600,000	(f)(g)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Fortis Bank S.A.	0.100%	6/15/36	5,900,000	5,900,000	(f)(g)
New York City, NY, TFA:
New York City Recovery Project Revenue, SPA-Wells Fargo N.A.	0.090%	11/1/22	3,795,000	3,795,000	(f)(g)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.450%	11/1/22	16,470,000	16,470,000	(f)(g)
New York State Mortgage Agency, Homeowner Mortgage Revenue, SPA-Dexia Credit Local	3.500%	10/1/37	26,050,000	26,050,000	(b)(f)(g)
Triborough Bridge & Tunnel Authority, NY, Revenue, SPA-Dexia Credit Local	1.500%	11/1/35	15,000	15,000	(f)(g)
Total New York				61,845,000

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	23

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — 0.5%
Mecklenburg County, NC, COP, SPA-SunTrust Bank	0.180%	2/1/28	$8,800,000	$8,800,000	(f)(g)
Ohio — 0.4%
County of Montgomery, OH, Revenue, Miami Valley Hospital, SPA-Wells Fargo Bank N.A.	0.090%	11/15/39	5,760,000	5,760,000	(f)(g)
Pennsylvania — 0.3%
Delaware County Authority, PA, Dunwoody Village Inc., LOC-Citizens Bank of PA	0.190%	4/1/30	3,985,000	3,985,000	(f)(g)
Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A.	0.100%	8/1/28	900,000	900,000	(f)(g)
Total Pennsylvania				4,885,000
Virginia — 0.7%
Roanoke, VA, IDA, Hospital Revenue, Carilion Health Systems, AGM, SPA-Wells Fargo Bank N.A.	0.140%	7/1/36	5,700,000	5,700,000	(f)(g)
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.140%	7/1/42	5,100,000	5,100,000	(f)(g)
Total Virginia				10,800,000
West Virginia — 0.3%
West Virginia State Hospital Finance Authority Revenue, United Hospital Center Inc., LOC-JPMorgan Chase	0.150%	6/1/41	5,400,000	5,400,000	(f)(g)
Total Short-Term Investments (Cost — $142,045,000)				142,045,000
Total Investments — 99.7% (Cost — $1,578,028,555#)				1,608,914,982
Other Assets in Excess of Liabilities — 0.3%				5,369,085
Total Net Assets — 100.0%				$1,614,284,067

(a)	Maturity date shown represents the mandatory tender date.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Security is purchased on a when-issued basis.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

24	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
USD	— Unified School District

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	25

Legg Mason Western Asset Short Duration Municipal Income Fund

Summary of Investments by Industry* (unaudited)
Transportation	15.0%
Industrial Revenue	12.8
Special Tax Obligation	10.9
Health Care	10.8
Education	9.0
Power	8.8
Water & Sewer	5.6
Solid Waste/Resource Recovery	4.5
State General Obligation	4.4
Other	3.3
Leasing	2.3
Local General Obligation	2.3
Housing	1.2
Pre-Refunded/Escrowed to Maturity	0.3
Short-Term Investments	8.8
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October, 31, 2011 and are subject to change.

Ratings table† (unaudited)
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	9.7%
AA/Aa	37.7
A	36.2
BBB/Baa	6.0
A-1/VMIG 1	8.8
NR	1.6
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 26 through 30 for definitions of ratings.

See Notes to Financial Statements.

26	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	27
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

28	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	29
A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG	—

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

30	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
B	—	Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.
C	—	Fitch rating indicating default is a real possibility.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	31

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $1,578,028,555)	$1,608,914,982
Cash	7,662
Interest receivable	18,641,413
Receivable for Fund shares sold	13,249,202
Receivable for securities sold	1,115,000
Prepaid expenses	95,264
Total Assets	1,642,023,523

Liabilities:
Payable for securities purchased	22,830,360
Payable for Fund shares repurchased	3,319,258
Investment management fee payable	607,820
Service and/or distribution fees payable	494,110
Distributions payable	172,063
Accrued expenses	315,845
Total Liabilities	27,739,456
Total Net Assets	$1,614,284,067

Net Assets:
Par value (Note 7)	$3,126
Paid-in capital in excess of par value	1,591,200,275
Undistributed net investment income	13,402
Accumulated net realized loss on investments and futures contracts	(7,819,163)
Net unrealized appreciation on investments	30,886,427
Total Net Assets	$1,614,284,067

Shares Outstanding:
Class A	80,129,204
Class C	204,410,545
Class I	28,080,427

Net Asset Value:
Class A (and redemption price)	$5.16
Class C*	$5.16
Class I (and redemption price)	$5.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.28

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges (See Note 2).

See Notes to Financial Statements.

32	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Interest	$39,378,682

Expenses:
Investment management fee (Note 2)	6,975,506
Service and/or distribution fees (Notes 2 and 5)	5,745,333
Transfer agent fees (Note 5)	441,991
Registration fees	175,032
Legal fees	136,791
Fund accounting fees	103,950
Shareholder reports	47,350
Insurance	30,048
Audit and tax	29,526
Trustees’ fees	25,068
Custody fees	8,407
Miscellaneous expenses	6,280
Total Expenses	13,725,282
Net Investment Income	25,653,400

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	414,885
Futures contracts	(624,344)
Net Realized Loss	(209,459)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,448,610)
Futures contracts	634,438
Change in Net Unrealized Appreciation (Depreciation)	(1,814,172)
Net Loss on Investments and Futures Contracts	(2,023,631)
Increase in Net Assets from Operations	$23,629,769

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	33

Statements of changes in net assets

For the Years Ended October 31,	2011	2010

Operations:
Net investment income	$25,653,400	$20,304,651
Net realized loss	(209,459)	(3,356,437)
Change in net unrealized appreciation (depreciation)	(1,814,172)	23,585,002
Proceeds from settlement of a regulatory matter	—	7,223	†
Increase in Net Assets From Operations	23,629,769	40,540,439

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(25,653,400)	(20,312,332)
Decrease in Net Assets From Distributions to Shareholders	(25,653,400)	(20,312,332)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	954,318,558	1,437,671,560
Reinvestment of distributions	23,243,652	18,898,141
Cost of shares repurchased	(1,025,362,727)	(888,766,783)
Increase (Decrease) in Net Assets From Fund Share Transactions	(47,800,517)	567,802,918
Increase (Decrease) in Net Assets	(49,824,148)	588,031,025

Net Assets:
Beginning of year	1,664,108,215	1,076,077,190
End of year*	$1,614,284,067	$1,664,108,215
* Includes undistributed net investment income of:	$13,402	$13,402

†	The Fund received $2,567, $4,641, and $15 for Class A, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

34	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$5.16	$5.08	$4.90	$4.91	$4.92

Income (loss) from operations:
Net investment income	0.10	0.09	0.11	0.15	0.16
Net realized and unrealized gain (loss)	(0.00) [2]	0.08	0.19	(0.01)	(0.01)
Total income from operations	0.10	0.17	0.30	0.14	0.15

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.12)	(0.15)	(0.16)
Total distributions	(0.10)	(0.09)	(0.12)	(0.15)	(0.16)

Net asset value, end of year	$5.16	$5.16	$5.08	$4.90	$4.91
Total return[3]	1.90%	3.31%	6.21%	2.91%	3.05%

Net assets, end of year (000s)	$413,831	$352,911	$241,364	$35,323	$16,255

Ratios to average net assets:
Gross expenses	0.65%	0.66%	0.66%	1.08%	1.13%[4]
Net expenses[5,6]	0.65	0.66	0.66	0.75 [7]	0.75 [4,7]
Net investment income	1.89	1.69	2.16	3.07	3.19

Portfolio turnover rate	21%	15%	12%	11%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.13% and 0.75%, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	35

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$5.16	$5.08	$4.90	$4.91	$4.92

Income (loss) from operations:
Net investment income	0.08	0.07	0.08	0.13	0.14
Net realized and unrealized gain (loss)	(0.00) [2]	0.08	0.20	(0.01)	(0.01)
Total income from operations	0.08	0.15	0.28	0.12	0.13

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.10)	(0.13)	(0.14)
Total distributions	(0.08)	(0.07)	(0.10)	(0.13)	(0.14)

Net asset value, end of year	$5.16	$5.16	$5.08	$4.90	$4.91
Total return[3]	1.53%	2.94%	5.81%	2.54%	2.69%

Net assets, end of year (000s)	$1,055,424	$1,173,874	$785,921	$21,507	$11,813

Ratios to average net assets:
Gross expenses	1.02%	1.01%	0.99%	1.68%	1.73%[4]
Net expenses[5,6]	1.02	1.01	0.99	1.10 [7]	1.10 [4,7]
Net investment income	1.52	1.33	1.60	2.71	2.85

Portfolio turnover rate	21%	15%	12%	11%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.72% and 1.10%, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$5.16	$5.08	$4.91	$4.92	$4.92

Income (loss) from operations:
Net investment income	0.10	0.09	0.11	0.16	0.17
Net realized and unrealized gain (loss)	(0.00) [2]	0.08	0.19	(0.01)	(0.01)
Total income from operations	0.10	0.17	0.30	0.15	0.16

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.13)	(0.16)	(0.16)
Total distributions	(0.10)	(0.09)	(0.13)	(0.16)	(0.16)

Net asset value, end of year	$5.16	$5.16	$5.08	$4.91	$4.92
Total return[3]	2.04%	3.47%	6.13%	3.06%	3.41%

Net assets, end of year (000s)	$145,029	$137,323	$48,792	$4,456	$875

Ratios to average net assets:
Gross expenses	0.52%	0.51%	0.52%	0.78%	0.91%[4]
Net expenses[5,6]	0.52	0.51	0.52	0.60 [7]	0.60 [4,7]
Net investment income	2.02	1.84	2.14	3.18	3.36

Portfolio turnover rate	21%	15%	12%	11%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.90% and 0.60%, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$1,466,869,982	—	$1,466,869,982
Short-term investments†	—	142,045,000	—	142,045,000
Total investments	—	$1,608,914,982	—	$1,608,914,982

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	39

premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

40	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C and I shares did not exceed 0.75%, 1.10% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class A and Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2011, LMIS and its affiliates received sales charges of approximately $16,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

Class A	Class C
$89,000	$0*

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	41

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$420,536,392
Sales	303,152,784

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,885,408
Gross unrealized depreciation	(998,981)
Net unrealized appreciation	$30,886,427

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At October 31, 2011, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(624,344)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$634,438

During the year ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$4,676,082

†	At October 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and distribution fee with respect to its Class A and C shares calculated at the annual rate of 0.15% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

42	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$578,619	$67,335
Class C	5,166,714	328,591
Class I	—	46,065
Total	$5,745,333	$441,991

6. Distributions to shareholders by class

	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	$7,287,528	$5,322,884
Class C	15,722,380	13,470,598
Class I	2,643,492	1,518,850
Total	$25,653,400	$20,312,332

7. Shares of beneficial interest

At October 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	57,473,357	$295,382,309	59,328,536	$304,458,824
Shares issued on reinvestment	1,285,024	6,603,564	952,303	4,894,787
Shares repurchased	(47,007,843)	(241,173,490)	(39,422,765)	(202,472,964)
Net increase	11,750,538	$60,812,383	20,858,074	$106,880,647

Class C
Shares sold	103,416,141	$531,989,376	193,082,304	$991,377,348
Shares issued on reinvestment	2,843,742	14,609,166	2,494,374	12,813,624
Shares repurchased	(129,364,936)	(663,172,017)	(122,837,964)	(630,739,718)
Net increase (decrease)	(23,105,053)	$(116,573,475)	72,738,714	$373,451,254

Class I
Shares sold	24,665,479	$126,946,873	27,569,367	$141,835,388
Shares issued on reinvestment	395,186	2,030,922	231,344	1,189,730
Shares repurchased	(23,585,678)	(121,017,220)	(10,801,024)	(55,554,101)
Net increase	1,474,987	$7,960,575	16,999,687	$87,471,017

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	43

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class I
Daily 11/30/2011	$0.007819	$0.006264	$0.008404

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2011	2010
Distributions Paid From:
Tax-exempt income	$25,653,400	$20,311,494
Ordinary income	—	838
Total distributions paid	$25,653,400	$20,312,332

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$52,633
Capital loss carryforward*	(7,819,163)
Other book/tax temporary differences(a)	(39,231)
Unrealized appreciation (depreciation)	30,886,427
Total accumulated earnings (losses) — net	$23,080,666

*	As of October 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2012	$(2,285,085)
10/31/2014	(489,111)
10/31/2015	(943,924)
10/31/2016	(110,168)
10/31/2018	(3,990,875)
$(7,819,163)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were

44	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	45

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss

46	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

12. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) — Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report	47

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

48	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Short Duration Municipal Income Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Short Duration Municipal Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

50	Legg Mason Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Short Duration Municipal Income Fund	51

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

52	Legg Mason Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Short Duration Municipal Income Fund	53

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

54	Legg Mason Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Short Duration Municipal Income Fund	55

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2011 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Legg Mason Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 12/11 SR11-1532

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $157,500 in 2010 and $57,200 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $12,300 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	December 23, 2011

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett) Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	December 23, 2011